Exhibit 99.1

Media contact: Tesia Williams media-relations@its.jnj.com	Investor contact: Jessica Moore investor-relations@its.jnj.com
Johnson & Johnson reports Q2 2024 results
•2024 Second-Quarter reported sales growth of 4.3% to $22.4 Billion with operational growth of 6.6%* and adjusted operational growth of 6.5%*. Adjusted operational growth excluding COVID-19 Vaccine of 7.1%*
•2024 Second-Quarter Earnings per share (EPS) of $1.93 decreasing by 5.9% due to one-time special charges and adjusted EPS of $2.82 increasing by 10.2%*
•Significant new product pipeline progress including TREMFYA IBD and subcutaneous filings, RYBREVANT subcutaneous filing, and VARIPULSE admIRE data release
•Company increases Full-Year 2024 operational sales5 guidance to reflect the acquisition of Shockwave Medical
•Company updates Full-Year 2024 adjusted operational EPS guidance to reflect improved performance; costs associated with recent strategic acquisitions more than offset the improvement
New Brunswick, N.J. (July 17, 2024) – Johnson & Johnson (NYSE: JNJ) today announced results for second-quarter 2024. “Johnson & Johnson's second quarter performance reflects our relentless focus on advancing the next wave of medical innovation and resulted in strong sales and adjusted operational earnings per share growth,” said Joaquin Duato, Chairman and Chief Executive Officer. “With a robust pipeline, upcoming regulatory milestones for RYBREVANT and TREMFYA, the integration of Shockwave, and continued expansion of newly launched products, including ACUVUE OASYS MAX 1-Day contact lenses and our VARIPULSE platform, we have a strong foundation for near and long-term growth.”
Unless otherwise noted, the financial results and earnings guidance included below reflect the continuing operations of Johnson & Johnson.

Overall financial results

	Q2
($ in Millions, except EPS)	2024	2023	% Change
Reported Sales	$22,447	$ 21,519	4.3%
Net Earnings	$4,686	$5,376	(12.8)%
EPS (diluted)	$1.93	$2.05	(5.9)%

	Q2
Non-GAAP* ($ in Millions, except EPS)	2024	2023	% Change
Operational Sales[1,2]			6.6%
Adjusted Operational Sales[1,3]			6.5%
Adjusted Operational Sales ex. COVID-19 Vaccine[1,3]			7.1%
Adjusted Net Earnings[1,4]	$6,840	$6,730	1.6%
Adjusted EPS (diluted)[1,4]	$2.82	$2.56	10.2%
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: values may have been rounded

Regional sales results

Q2				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$12,569	$11,657	7.8%	7.8	—	7.6
International	9,878	9,862	0.2	5.1	(4.9)	5.3
Worldwide	$22,447	$21,519	4.3%	6.6	(2.3)	6.5
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q2				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$14,490	$13,731	5.5%	7.8	(2.3)	8.0
MedTech	7,957	7,788	2.2	4.4	(2.2)	4.0
Worldwide	$22,447	$21,519	4.3%	6.6	(2.3)	6.5
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Second Quarter 2024 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales, excluding the COVID-19 Vaccine, grew 8.8%*. Growth was driven by DARZALEX (daratumumab), ERLEADA (apalutamide), and Other Oncology in Oncology, TREMFYA (guselkumab) and STELARA (ustekinumab) in Immunology, and SPRAVATO (esketamine) in Neuroscience. Growth was partially offset by Other Neuroscience. Including the COVID-19 Vaccine, Innovative Medicine worldwide operational sales grew 7.8%*.

MedTech
MedTech worldwide operational sales grew 4.4%*, with acquisitions and divestitures positively impacting growth by 0.4%. Operational sales growth was driven primarily by electrophysiology products and Abiomed in Cardiovascular, previously referred to as Interventional Solutions, and wound closure products in General Surgery.
Full-year 2024 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.
Johnson & Johnson is updating its 2024 guidance, including adjusted operational EPS guidance, to reflect improved performance and the impact for the recent acquisitions of Shockwave Medical, Proteologix, and NM26 Bispecific Antibody.

Non-GAAP*	2024
April 2024 Adjusted Operational EPS[1,2]	$10.68
Improved performance outlook	$0.05
July 2024 Adjusted Operational EPS[1,2] pre-M&A	$10.73
M&A impact	($0.68)
July 2024 Adjusted Operational EPS[1,2]	$10.05
1Non-GAAP financial measure; excludes the impact of translational currency
2Non-GAAP financial measure; excludes intangible amortization expense and special items
Note: Adjusted operational EPS figures reflect midpoint of issued guidance

($ in Billions, except EPS)	July 2024	April 2024
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	5.5% – 6.0% / 5.8%	5.5% – 6.0% / 5.8%
Operational Sales2,5/ Mid-point Change vs. Prior Year / Mid-point	$89.2B – $89.6B / $89.4B 6.1% – 6.6% / 6.4%	$88.7B – $89.1B / $88.9B 5.5% – 6.0% / 5.8%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$88.0B – $88.4B / $88.2B 4.7% – 5.2% / 5.0%	$88.0B – $88.4B / $88.2B 4.7% – 5.2% / 5.0%
Adjusted Operational EPS (Diluted)2,4/ Mid-point Change vs. Prior Year / Mid-point	$10.00 – $10.10 / $10.05 0.8% – 1.8% / 1.3%	$10.60 – $10.75 / $10.68 6.9% – 8.4% / 7.7%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$9.97 – $10.07 / $10.02 0.5% – 1.5% / 1.0%	$10.57 – $10.72 / $10.65 6.6% – 8.1% / 7.4%
1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: July 2024 = $1.08 and April 2024 = $1.08 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast.
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, www.factsabouttalc.com, and www.LLTManagementInformation.com.

Regulatory	CHMP adopts positive opinion for BALVERSA (erdafitinib) for the treatment of adult patients with unresectable or metastatic urothelial carcinoma with susceptible FGFR3 genetic alterations	Press Release
	RYBREVANT (amivantamab) in combination with chemotherapy is the first therapy approved by the European Commission for the first-line treatment of patients with advanced non-small cell lung cancer with activating EGFR exon 20 insertion mutations	Press Release
	Johnson & Johnson submits application to U.S. FDA seeking approval of TREMFYA (guselkumab) for the treatment of moderately to severely active Crohn’s disease	Press Release
	Subcutaneous amivantamab Biologics License Application submitted to U.S. FDA for patients with EGFR-mutated non-small cell lung cancer	Press Release
	DePuy Synthes Receives 510(k) FDA Clearance of the VELYS Robotic-Assisted Solution for Use in Unicompartmental Knee Arthroplasty Procedures	Press Release
	Johnson & Johnson submits regulatory applications to European Medicines Agency for TREMFYA (guselkumab) for treatment of patients with ulcerative colitis and Crohn's disease	Press Release
	CARVYKTI (ciltacabtagene autoleucel; cilta-cel) is the first BCMA-targeted treatment approved by the European Commission for patients with relapsed and refractory multiple myeloma who have received at least one prior line of therapy	Press Release

Data Releases	CARVYKTI (ciltacabtagene autoleucel) achieved statistically significant and clinically meaningful improvement in overall survival in landmark CARTITUDE-4 study[1]	Press Release
	Nipocalimab pivotal Phase 3 trial demonstrates longest sustained disease control in FcRn class for broadest population of myasthenia gravis patients	Press Release
	TREMFYA (guselkumab) studies underscore its potential to be the only IL-23 inhibitor to offer both subcutaneous and intravenous induction	Press Release
	Johnson & Johnson showcases innovation and leadership in rheumatology at EULAR 2024 Congress	Press Release
	Johnson & Johnson pivotal study of seltorexant shows statistically significant and clinically meaningful improvement in depressive symptoms and sleep disturbance outcomes	Press Release
	Johnson & Johnson advances leadership in oncology innovation with more than 75 clinical study and real-world presentations at ASCO and EHA	Press Release
	TREMFYA (guselkumab) demonstrates superiority versus STELARA (ustekinumab) in Phase 3 Crohn’s disease program	Press Release
	TREMFYA (guselkumab) QUASAR Maintenance Study in UC met its primary endpoint and all major secondary endpoints, including highly statistically significant rates of endoscopic remission	Press Release
	Biosense Webster Presents Late-Breaking Data from admIRE Clinical Trial at the Heart Rhythm Society Annual Meeting	Press Release
	TAR-210 results show 90% recurrence-free survival and 90% complete response in patients with high-risk and intermediate-risk non–muscle-invasive bladder cancer, respectively	Press Release
	Johnson & Johnson Highlights Commitment to Transform Treatment of Retinal Diseases at ARVO 2024	Press Release
	Phase 2 data for ERLEADA (apalutamide) plus androgen deprivation therapy following radical prostatectomy in patients with high-risk localized prostate cancer show 100% biochemical free recurrence rate more than two years post-surgery	Press Release
	TAR-200 monotherapy shows greater than 80% complete response rate in patients with high-risk non–muscle-invasive bladder cancer	Press Release
Product Launch	Biosense Webster Launches New Version of CARTO 3 Electro-Anatomical Mapping System	Press Release
Other	Johnson & Johnson Strengthens Pipeline to Lead in Atopic Dermatitis With the Completion of the Acquisition of Yellow Jersey Therapeutics, Gaining Ownership of NM26[1]	Press Release
	Johnson & Johnson Completes Acquisition of Proteologix, Inc.	Press Release
	Johnson & Johnson Completes Acquisition of Shockwave Medical	Press Release
	Johnson & Johnson to Obtain Rights to a Clinical-Stage Bispecific Antibody to Address Distinct Patient Needs in Atopic Dermatitis	Press Release
	Johnson & Johnson Announces Plan by its Subsidiary, LLT Management LLC, to Resolve All Current and Future Ovarian Cancer Talc Claims Through a Consensual “Prepackaged” Reorganization	Press Release
1 Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.
About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.
Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.
Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; and the Company’s ability to realize the anticipated benefits from the separation of Kenvue Inc. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including in the sections captioned “Cautionary

Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.